TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Peter F. Sannizzaro, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of October 15, 2018
Peter F. Sannizzaro

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Richard J. Carbone, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Carbone	Dated as of October 15, 2018
Richard J. Carbone

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Henry Cornell, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Henry Cornell	Dated as of October 15, 2018
Henry Cornell

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Gilles M. Dellaert, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Gilles M. Dellaert	Dated as of October 15, 2018
Gilles M. Dellaert

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Oliver M. Goldstein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver M. Goldstein	Dated as of October 15, 2018
Oliver M. Goldstein

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Brion S. Johnson, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brion S. Johnson	Dated as of October 15, 2018
Brion S. Johnson

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Emily R. Pollack, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Emily R. Pollack	Dated as of October 15, 2018
Emily R. Pollack

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Michael S. Rubinoff, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Michael S. Rubinoff	Dated as of October 15, 2018
Michael S. Rubinoff

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, David I. Schamis, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ David I. Schamis	Dated as of October 15, 2018
David I. Schamis

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Robert W. Stein, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of October 15, 2018
Robert W. Stein

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

I, Heath L. Watkin, as a director of Talcott Resolution Life Insurance Company, do hereby authorize Lisa Proch, Christopher Cramer, and Ian Veitzer, individually, to sign as my agent this registration statement and any and all initial filings filed on October 15, 2018 under the Securities Act of 1933 filed on Form S-3 with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such person.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Heath L. Watkin	Dated as of October 15, 2018
Heath L. Watkin